UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TELOS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELOS CORPORATION

19886 Ashburn Road
Ashburn, Virginia 20147-2358

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 12, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Telos Corporation, a Maryland corporation (the “Company”), will be held in the auditorium at the Company’s headquarters located at 19886 Ashburn Road, Ashburn, Virginia, 20147-2358, on Friday, November 12, 2010 at 10:00 a.m., Eastern Standard Time, for the following purposes:

1.	ELECTION OF DIRECTORS. To elect nine Class A/B Directors to the Board of Directors to serve until the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified;
2.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the selection of BDO USA, LLP (formerly known as BDO Seidman, LLP) to serve as the Company’s independent registered public accounting firm; and
3.	OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on September 30, 2010 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Holders of record of the Company’s Class A and Class B Common Stock who plan to attend the meeting in person should mark the attendance box on their proxy card and bring the proxy card with them to the meeting. Beneficial owners of the Company’s Common Stock and 12% Cumulative Exchangeable Redeemable Preferred Stock that is held by a bank, broker or other nominee will be required to provide adequate proof of ownership. In addition, due to the security requirements of the Company’s headquarters, all stockholders will be required to provide personal identification for admission to the Annual Meeting.

By order of the Board of Directors

Therese K. Hathaway
Corporate Secretary

Ashburn, Virginia
October 15, 2010

TELOS CORPORATION

19886 Ashburn Road
Ashburn, Virginia 20147-2358

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 12, 2010

This Proxy Statement is furnished by Telos Corporation, a Maryland corporation (“Telos” or the “Company”), to the holders of the Company’s Class A and Class B Common Stock (collectively, the “Common Stock”) and 12% Cumulative Exchangeable Redeemable Preferred Stock (“Public Preferred Stock”) in connection with the Annual Meeting of Stockholders (“Annual Meeting”) of the Company to be held in the auditorium at the Company’s headquarters located at 19886 Ashburn Road, Ashburn, Virginia 20147-2358 on November 12, 2010 at 10:00 a.m., Eastern Standard Time, or any adjournment of it, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Annual Meeting Notice”). The Company expects to begin mailing the Annual Meeting Notice, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”) to all stockholders of record on or about October 15, 2010. On the same date, the proxy card will be mailed to all holders of record of the Company’s Common Stock. The Company’s Board of Directors is soliciting proxies solely for the election of the Class A/B Directors.

The entire cost of soliciting these proxies will be borne by the Company. The Company will request brokers and others to send proxy forms and other proxy material to the beneficial owners of the Common Stock and reimbursement will be provided for any reasonable expenses incurred in so doing. If necessary, the Company may also request its employees to solicit proxies from the stockholders personally or by telephone. The Company may retain a proxy solicitor to assist in the solicitation of proxies, for which the Company would pay usual and customary fees.

This Proxy Statement is being mailed to holders of the Common Stock and the Public Preferred Stock on or about October 15, 2010 together with a Proxy Card (to holders of Common Stock only), the Annual Meeting Notice and the Company’s 2009 Form 10-K.

Important notice regarding the availability of proxy materials for the Telos Corporation Annual Meeting of Stockholders to be held on November 12, 2010: The Annual Meeting Notice, this Proxy Statement and the Company’s 2009 Form 10-K are available at
HTTP://BNYMELLON.MOBULAR.NET/BNYMELLON/TLSRP.

Voting Procedures

Record Date.  The record date for determining the stockholders entitled to vote at the Annual Meeting is September 30, 2010 (“Record Date”). As of September 30, 2010, there were 33,615,150 shares of Class A Common Stock and 4,037,628 shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting. The purpose of the Annual Meeting is to allow the holders of the Class A and Class B Common Stock to elect nine Class A/B Common Directors and to vote on any other issue properly brought before the meeting.

Votes.  Each holder of Common Stock is entitled to one vote per share of Common Stock held on the election of Class A/B Common Directors, and any other issue to be decided at the Annual Meeting. Cumulative voting is not permitted.

Quorum and Vote Required.  A quorum consists of stockholders representing, either in person or by proxy, a majority of the votes entitled to be cast at the Annual Meeting. Banks, brokers, and other nominees do not have the authority to vote your uninstructed shares in the election of directors. If a beneficial owner of the Company’s Common Stock does not instruct its bank, broker, or other nominee how to vote its shares in the election of directors, no votes will be cast on that beneficial owner’s behalf. These broker non-votes are counted for purposes of determining whether a quorum is present.

Directors are elected by a plurality of the votes cast if a quorum is present. The affirmative vote of a majority of votes cast at the Annual Meeting if a quorum is present is required to ratify the appointment of the independent registered public accounting firm.

Voting Methods.  Holders of the Company’s Common Stock may vote by (1) signing, dating and mailing the enclosed proxy card in the postage paid envelope provided or (2) attending the Annual Meeting and voting their shares in person. If shares of the Common Stock are held in the name of a bank, broker or other nominee, the beneficial owner of those shares must provide the bank, broker, or other nominee with instructions on how to vote those shares by following the voting instructions provided by the bank, broker, or other nominee. A beneficial holder may not vote any shares held in the name of a bank, broker, or other nominee unless the beneficial holder obtains a “legal proxy” from the bank, broker, or other nominee.

If any nominations for Class D Directors had been received, holders of the Company’s Public Preferred Stock would have been eligible to vote at the Annual Meeting on the election of such Class D Directors and on no other matter before the Annual Meeting; however, since no nominations for Class D Directors were received, holders of Public Preferred Stock are not eligible to vote on any issue before the Annual Meeting.

Meeting Attendance.  Registered holders of the Company’s Common Stock who plan to attend the meeting in person should mark the attendance box on their proxy card and bring the proxy card with them to the meeting. Beneficial owners of the Common Stock and the Public Preferred Stock that is held by a bank, broker or other nominee must provide adequate proof of ownership. In addition, due to security requirements at the Company’s headquarters, personal identification will be required for admission to the Annual Meeting.

Revocation of Proxies.  A registered holder of the Company’s Common Stock who has provided a proxy may revoke the proxy at any time before the underlying shares are voted at the Annual Meeting by:

(1)	Executing a proxy dated later than the most recent proxy given and mailing it to:

Corporate Secretary
Telos Corporation
19886 Ashburn Road, Ashburn, VA 20147;

(2)	Appearing in person and voting using a ballot at the Annual Meeting; or
(3)	Filing an instrument of revocation with the Inspector of Elections at the Annual Meeting.

If shares of the Common Stock are held in the name of a bank, broker, or other nominee, the beneficial owner of those shares must contact the bank, broker, or other nominee in order to change a vote. The Inspector of Elections will record each vote according to the latest instructions received from the respective stockholder.

Election of Directors

The Company’s Board of Directors is comprised of eleven members. Nine of the eleven directors are elected by the holders of the Company’s Common Stock and are designated “Class A/B Directors.” At any time that dividends on the Company’s Public Preferred Stock are in arrears and unpaid for three consecutive full semi-annual periods, the holders of the Company’s Public Preferred Stock are entitled to elect two members to the Company’s Board of Directors. Accordingly, on June 18, 2007, the holders of the Company’s Public Preferred Stock elected Seth W. Hamot and Andrew R. Siegel to the Company’s Board of Directors. All of the Class A/B Directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The terms of Messrs. Hamot and Siegel, the Class D Directors, will continue until their respective successors are elected and qualified.

Class A/B Director Nominees.  The Company’s Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following individuals for election as Class A/B Directors by the holders of the Company’s Common Stock: John B. Wood, Bernard C. Bailey, David Borland, William M. Dvoranchik, Lt. Gen. (ret) Bruce R. Harris, Lt. Gen. (ret) Charles S. Mahan, Jr., Maj. Gen. (ret) John W. Maluda, Robert J. Marino, and Vice Admiral (ret) Jerry O. Tuttle.

Biographical Information Concerning Class A/B Director Nominees.  Information concerning the nominees for election as Class A/B Directors appears below.

Name	Age	Biographical Information
John B. Wood	47	President, Chief Executive Officer and Chairman of the Board of the Company. Mr. Wood joined the Company in 1992 as Executive Vice President and Chief Operating Officer (“COO”) and in 1994 was named President and Chief Executive Officer (“CEO”). In March 2000 he was appointed to the newly created position of Executive Chairman of the Board, which he held until he became Chairman of the Board subsequent to a restructuring of the Board of Directors in 2002. In January 2003, Mr. Wood resumed the positions of President and CEO. Mr. Wood has also served as Chairman of Enterworks, Inc., since January 1996; and as CEO of Enterworks, Inc. from January 1996 to November 2005. From January 2005 to December 2007, Mr. Wood served as Enterworks, Inc.’s Executive Chairman. As of January 2008, Mr. Wood serves as Enterworks, Inc.’s Non-Executive Chairman. Prior to joining the Company, Mr. Wood worked on Wall Street for Dean Witter Reynolds, UBS Securities, and his own boutique investment bank. Mr. Wood graduated from Georgetown University where he earned a Bachelor of Science in Business Administration in finance and computer science. Mr. Wood also serves on several advisory boards and one foundation board.

Mr. Wood was asked to remain Chairman of the Company because of his broad knowledge and experience with the Company, its shareholders, partners, and vendors.

Bernard C. Bailey	57	Chairman and CEO of Paraquis Solutions LLC, a privately held consulting and IT services firm, since 2006. Mr. Bailey’s career spans over two decades of management experience in the high technology and security industries. He served most recently from August 2002 to September 2006 as the president and CEO of Viisage Technology, Inc., a leading provider of advanced technology identity solutions. Under his four years of leadership, Viisage’s market capitalization grew from $60 million to over $1 billion. During that period the company executed nine acquisitions, eventually culminating in the formation of L1 Identity Solutions, a NYSE listed company. Prior to Viisage, from January 2001 to August 2002, Mr. Bailey served in various executive roles, including COO at Art Technology Group, a leading provider of e-commerce software. From 1984 to 2001, Mr. Bailey held a variety of finance, sales, marketing, and operations positions at IBM, where he also served in executive roles involved in the growth and development of IBM Global Service’s systems integration and consulting business lines. Mr. Bailey has been a member of the Company’s Board of Directors since October 2006. In addition to his duties with Telos, Mr. Bailey serves as a director on the board of Lasercard Corporation (NASDAQ: LCRD); Spectrum Control, Inc. (NASDAQ:SPEC); and E.F. Johnson Technologies, Inc. (NASDAQ:EFJI).

The Nominating Committee recommended Mr. Bailey’s re-election to the Board because of his comprehensive financial and industry background, and experience as the Company’s Audit Committee Chairman.

Name	Age	Biographical Information
David Borland	62	President of the Borland Group, an information technology consulting company, since January 2004. Mr. Borland was elected to the Board of Directors in March 2004 after retiring as Deputy Chief Information Officer (“CIO”) of the U.S. Army with more than 30 years of experience in the U.S. Government. Mr. Borland’s career Army experience also includes serving as Vice Director of Information Systems for Command, Control, Communications, and Computers; Director of the Information Systems Selection and Acquisition Agency; and numerous other positions. From 1966 through 1970, Mr. Borland served in the U.S. Air Force. Mr. Borland has received numerous awards, including the Meritorious Presidential Rank Award for Senior Executive Service Members (1996 and 2003), the Distinguished Presidential Rank Award (2000), and the United States Army Decoration for Exceptional Civilian Service (1998 and 2003).

Mr. Borland’s industry experience and extensive service with the U.S. Army make him a valuable member of the Board of Directors.

William M. Dvoranchik	64	Retired President, Electronic Data Systems Federal Government. Mr. Dvoranchik was elected to the Company’s Board of Directors in October 2006. From 1999 to 2001, Mr. Dvoranchik was president of EDS Federal Government, where he oversaw all aspects of EDS’ relationship with the US Government. He retired in August 2001 after more than 30 years with EDS. Mr. Dvoranchik joined EDS as a systems engineer in 1971, and later was appointed manager of the National Information Systems account. He next served as vice president for EDS’s savings and loan business division, and as division manager for banking and thrift institutions. He became Vice President of EDS Government Services in 1986 and President in 1989. Mr. Dvoranchik was appointed President of EDS State and Local Government in 1997. He was appointed President of EDS Government Enterprise Solutions in January 1999 and assumed the position of President of EDS Federal Government in September of that year. For over 20 years, Mr. Dvoranchik served as chairman of the board of the EDS Employees Federal Credit Union, with assets of more than $400 million.

Mr. Dvoranchik’s senior management experience in the U.S. defense industry was noted by the Nominating Committee in recommending that he remain a member of the Board of Directors.

Name	Age	Biographical Information
Lieutenant General Bruce R. Harris (USA, Ret.)	76	Retired, United States Army Lieutenant General. Mr. Harris was elected to the Board in August 2006. He retired from the United States Army in September of 1989 after more than 33 years of continuous active duty. At the time of his retirement Mr. Harris was the Director of Information Systems for Command, Control, Communications and Computers in the Office of the Secretary of the Army, Washington, D.C. In that capacity he served as the principal advisor to the Secretary and Chief of Staff of the Army on all aspects of policy, planning, resourcing and acquisition of communications, automation, information management and command and control systems in the United States Army. Since his retirement, Mr. Harris has worked with many of America's leading corporations as a consultant on matters relating to the development of strategic and business plans, resource planning and budget formulation. Mr. Harris is also a director of Hunter Defense Technologies, a privately held company focused on the development of comprehensive solutions to provide shelter, heat, power generation and chem/bio protection for a wide variety of military and homeland security applications.

General Harris has extensive experience with the U.S. Army, incl. the U.S. Defense Security Service, and remains a very valuable member of the Board.

Lieutenant General Charles S. Mahan, Jr. (USA, Ret.)	64	Retired Vice President and General Manager of the Law Enforcement and Security strategic business unit of DynCorp International, a company providing technology and professional services solutions to government and commercial clients worldwide, where he served from January 2007 to July 2008. From July 2006 to December 2006, he served first as President and Chief Operating Officer of Horne Engineering Services, LLC, an engineering services firm, and then as Chief Operating Officer of Horne International, an affiliate of Home Engineering Services, LLC. From July 2005 to July 2006, he was Vice President of Homeland Security and Defense for SAP Public Services, Inc. (a U.S. business unit of the German software giant, SAP AG), where he led both SAP’s Homeland Defense practice and its business development efforts supporting federal, state, and local government organizations. Immediately following his November 2003 retirement from the Army, where he attained the rank of Lieutenant General and served as the Army’s Deputy Chief of Staff for Logistics, Mr. Mahan joined The Home Depot, Inc., a home repair materials company, serving as Senior Director of its Government Solutions Group. Mr. Mahan has been a member of the Telos’ Board of Directors since August 2006. He currently serves on the National Board of Directors of The Society of International Logistics, the National Board of Trustees for the Fisher House Foundation, and the National Defense Industrial Association (Washington Chapter).

General Mahan’s comprehensive experience with the U.S. Army and service with two defense contractors led to the recommendation that he remain on the Board of Directors.

Name	Age	Biographical Information
Major General John W. Maluda (USAF, Ret.)	57	Retired, United States Air Force Major General. Mr. Maluda was elected to the Board in October 2009. He retired from the United States Air Force in September 2009 after more than 34 years of continuous active duty. At the time of his retirement, Mr. Maluda was Director of Cyberspace Transformation and Strategy, in the Office of the Secretary of the Air Force, and Chief Information Officer. In that capacity, he was responsible for establishing cyberspace as a domain in and through which the Air Force flies and fights, to deliver sovereign options for defense of the United States and its global interests. Additionally, he shaped doctrine, strategy, and policy for communications and information activities and served as the functional advocate for 30,000 personnel. Prior to that, Mr. Maluda was Vice Commander, 8th Air Force, Barksdale Air Force Base, Louisiana. Mr. Maluda enlisted in the Air Force in 1973 and received his commission in 1978 as a distinguished graduate of the ROTC program at Troy State University, Alabama. His career highlights included serving at three major commands, with unified combatant commands, a defense agency, the White House and the Air Staff. Mr. Maluda’s staff experience included positions at Headquarters U.S. Air Force, Air Combat Command, U.S. Air Force in Europe, Air Force Special Operations Command, U.S. Space Command and the White House Communications Agency.

General Maluda retired from the U.S. Air Force in 2009 and has broad industry insight which makes him a valuable member of the Board of Directors.

Robert J. Marino	73	Executive Vice President, Special Projects for the Company. Mr. Marino joined the Company in 1988 as Senior Vice President of Sales and Marketing. In 1990, his responsibilities were expanded to include Program Management in addition to Sales and Marketing. In January 1994, Mr. Marino was appointed to President of Telos Systems Integration, and in January 1998, he was appointed to Chief Sales and Marketing Officer, a position he held until June 2004 at which time he was appointed Executive Vice President for Special Projects. Prior to joining the Company in February 1988, Mr. Marino held the position of Senior Vice President of Sales and Marketing with Centel Federal Systems and M/A.com Information Systems, both of which are U.S. Government contractors. Mr. Marino was elected to the Board of Directors in June 2004.

Mr. Marino has served the Company for over 20 years and remains a valuable advisor to the Company’s various business lines.

Name	Age	Biographical Information
Vice Admiral Jerry O. Tuttle (USN, Ret.)	75	Retired United States Navy Vice Admiral. Mr. Tuttle was elected to the Board of Directors in August 2006. He retired from the United States Navy in 1993 following a 40-year career that included assignments to numerous attack and fighter squadrons as well as leadership of key information technology programs. Mr. Tuttle is widely regarded as an information technology strategist, having created the Navy’s C41 Joint Operations Tactical System. In 1989, he became Director, Space and Electronic Warfare, an assignment he held until retirement. Since February 2002 he has been President and CEO of J.O.T. Enterprises, an information systems and command, control, communications, intelligence, surveillance and reconnaissance consulting company. Previous executive positions were, from June 2000 to February 2002, as President of REL-TEK Systems & Design (now Savantage Financial Services), an employee-owned software development firm; from 1996 to 2000, as President of ManTech International’s largest subsidiary, ManTech Systems Engineering; and, from 1993 to 1996, as Vice President for business development and chief staff officer with Oracle Government.

Admiral Tuttle has in-depth U.S. government insight due to his 40 years of service with the U.S. Navy. He serves on the Company’s Proxy Board as Chairman and continues to provide valuable guidance regarding the U.S. defense industry.

The Board of Directors of Telos recommends that the Class A/B Director nominees named above be elected by the holders of the Company’s Common Stock.

No Class D Director Nominees.  The Company did not receive nominations for Class D Directors. As a result, the terms of Messrs. Hamot and Siegel will continue after the Annual Meeting until their respective successors are elected and qualified.

Biographical Information Concerning Class D Directors

Name	Age	Biographical Information
Seth W. Hamot	48	Managing Member, Roark, Rearden & Hamot Capital Management, LLC (“RRHCM”), and owner of Roark, Rearden & Hamot, Inc. (“RRHI”), since 1997, and President of Roark, Rearden & Hamot, LLC (“RRH”) since 2002. Mr. Hamot has been a director of the Company since June 18, 2007. Mr. Hamot was nominated for election by Costa Brava Partnership III L.P. (“Costa Brava”), an investment fund and a holder of the Company’s Public Preferred Stock. Since 1997, Mr. Hamot has been the Managing Member of RRHCM and the owner of RRHI, the corporate predecessor of RRHCM. RRHCM is the investment manager to Costa Brava, whose principal business is to make investments in, buy, sell, hold, pledge and assign securities. Mr. Hamot is also the President of RRH, the general partner of Costa Brava. Prior to 1997, Mr. Hamot was one of the partners of the Actionvest entities. Mr. Hamot is presently a director of Orange 21, Inc. and chairman of TechTeam Global, Inc., both NASDAQ companies.

Mr. Hamot was elected pursuant to the Company’s governing documents by the holders of the Company’s 12% Cumulative Exchangeable Redeemable Preferred Stock and his election is not subject to any recommendations for election by the Board.

Andrew R. Siegel	41	Managing Member, White Bay Capital Management, LLC. Mr. Siegel has been a director of the Company since June 18, 2007. Mr. Siegel was nominated by Costa Brava, a holder of the Company’s Public Preferred Stock. Mr. Siegel is currently a director of TechTeam Global Inc., a NASDAQ company, and serves as a member of that company’s audit committee. Mr. Siegel was a Senior Vice President of RRHCM from 2005 to December 2008. Prior to joining RRHCM, from July 2003 to February 2004, Mr. Siegel was a member of DebtTraders Ltd. Prior to that, from 2000 to 2002, he worked for Deutsche Bank Securities. In addition, in 2002 he was the founding member of White Bay Capital Management, LLC of which he remains a member. Mr. Siegel received a Bachelor’s Degree from American University and a Masters Degree in Business Administration from the University of Maryland.

Mr. Siegel was elected pursuant to the Company’s governing documents by the holders of the Company’s 12% Cumulative Exchangeable Redeemable Preferred Stock and his election is not subject to any recommendations for election by the Board.

If the Company had received nominations for Class D Directors, holders of Public Preferred Stock would have been eligible to vote at the Annual Meeting on the election of Class D Directors and on no other matter before the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth information as of September 30, 2010 concerning persons known by the Company to be beneficial owners of more than 5% of any class of the Company’s voting securities, as well as concerning each class of equity securities of the Company beneficially owned by all directors and nominees, each of the officers listed in the Summary Compensation Table included under Item 11, Executive Compensation — Summary Compensation Table, of the Company’s 2009 Form 10-K, and the directors and executive officers of the Company as a group. Unless otherwise indicated, the individuals shown have sole voting and dispositive power.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of September 30, 2010	Percent of Class
Class A Common Stock	Toxford Corporation Place de Saint Gervais 1 1211 Geneva Switzerland	15,328,480 shares	45.6%
Class A Common Stock	John R.C. Porter Chalet Ty Fano; 2, Chemin d’Amon 1936 Verbier Switzerland	473,322 shares	1.4%
Class A Common Stock	Telos Corporation Shared Savings Plan 19886 Ashburn Road Ashburn, VA 20147	3,658,536 shares	10.9%
Class B Common Stock	Graphite Enterprise Trust PLC Berkley Square House, 4th Floor London W1J 6BQ England	1,681,960 shares	41.7%
Class B Common Stock	Graphite Enterprise Trust LP Berkley Square House, 4th Floor London W1J 6BQ England	420,490 shares	10.4%
Class B Common Stock	North Atlantic Smaller Companies Investment Trust PLC c/o North Atlantic Value LLP Ground Floor, Ryder Court 14 Ryder Street London SW1Y 6QB England	1,186,720 shares	29.4%
Class B Common Stock	John B. Wood	669,888 shares	16.6%
Class A Common Stock	John B. Wood	3,811,838 shares (A)	11.3%
Class A Common Stock	Michael P. Flaherty	872,363 shares (A)	2.6%
Class A Common Stock	Edward L. Williams	1,178,075 shares (A)	3.5%
Class A Common Stock	Michele Nakazawa	701,420 shares (A)	2.1%
Class A Common Stock	Brendan D. Malloy	506,223 shares (A)	1.5%
Class A Common Stock	Robert J. Marino	929,043 shares (A)	2.8%
Class A Common Stock	Bernard C. Bailey	80,000 shares (B)	0.2%
Class A Common Stock	David Borland	100,000 shares (B)(C)	0.3%
Class A Common Stock	William M. Dvoranchik	80,000 shares (B)	0.2%
Class A Common Stock	Seth W. Hamot	—	—
Class A Common Stock	Bruce R. Harris	80,000 shares (B)	0.2%
Class A Common Stock	Charles S. Mahan, Jr.	80,000 shares (B)	0.2%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of September 30, 2010	Percent of Class
Class A Common Stock	John W. Maluda	80,000 shares (D)	0.2%
Class A Common Stock	Andrew R. Siegel	—	—
Class A Common Stock	Jerry O. Tuttle	80,000 shares (B)	0.2%
Class A Common Stock	All officers and directors as a group (23 persons)	10,209,043 (E)	30.4%
Series A-1 Redeemable Preferred Stock	North Atlantic Smaller Companies Investment Trust PLC c/o North Atlantic Value LLP Ground Floor, Ryder Court 14 Ryder Street London SW1Y 6QB England	99 shares	8.4%
Series A-1 Redeemable Preferred Stock	Graphite Enterprise Trust PLC Berkley Square House, 4th Floor London W1J 6BQ England	140 shares	11.8%
Series A-1 Redeemable Preferred Stock	Toxford Corporation Place de Saint Gervais 1 1211 Geneva Switzerland	908 shares	76.4%
Series A-2 Redeemable Preferred Stock	North Atlantic Smaller Companies Investment Trust PLC c/o North Atlantic Value LLP Ground Floor, Ryder Court 14 Ryder Street London SW1Y 6QB England	139 shares	8.4%
Series A-2 Redeemable Preferred Stock	Graphite Enterprise Trust PLC Berkley Square House, 4th Floor London W1J 6BQ England	196 shares	11.8%
Series A-2 Redeemable Preferred Stock	Toxford Corporation Place de Saint Gervais 1 1211 Geneva, Switzerland	1,271 shares	76.4%
12% Cumulative Exchangeable Redeemable Preferred Stock	Value Partners, Ltd. Ewing & Partners Timothy G. Ewing 4514 Cole Avenue, Suite 808 Dallas, TX 75205	501,317 shares (F)	15.7%
12% Cumulative Exchangeable Redeemable Preferred Stock	Wynnefield Partners Small Cap Value, L.P. Wynnefield Partners Small Cap Value, L.P. I Channel Partnership II, L.P. Wynnefield Small Cap Value Offshore Fund, Ltd. Wynnefield Capital Management, LLC Wynnefield Capital, Inc. Nelson Obus Joshua Landes 450 Seventh Avenue, Suite 509 New York, NY 10123	373,500 shares (G)	11.7%
12% Cumulative Exchangeable Redeemable Preferred Stock	Athena Capital Management, Inc. Minerva Group, LP David P. Cohen 50 Monument Road, Suite 201 Bala Cynwyd, PA 19004	162,722 shares (H)	5.1%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of September 30, 2010	Percent of Class
12% Cumulative Exchangeable Redeemable Preferred Stock	Victor Morgenstern Faye Morgenstern Judd Morgenstern Jennifer Morgenstern Irrevocable Trust Robyn Morgenstern Irrevocable Trust Judd Morgenstern Irrevocable Trust 106 Vine Avenue Highland Park, IL 60035	182,000 shares (I)	5.7%
12% Cumulative Exchangeable Redeemable Preferred Stock	Costa Brava Partnership III, LP Roark, Rearden & Hamot, LLC Seth W. Hamot White Bay Capital Management, LLC Andrew R. Siegel 237 Park Avenue, Suite 800 New York, NY 10017	521,287 shares (J)	16.4%
12% Cumulative Exchangeable Redeemable Preferred Stock	Brown Advisory Holdings Incorporated 901 South Bond Street, Suite 400 Baltimore, MD 21231	592,223 shares (K)	18.6%

(A)	Messrs. Wood, Marino and Williams directly hold 8,392; 2,052 and 70,976 shares of our Class A Common Stock, respectively. In addition, the Class A Common Stock holdings of Messrs. Wood, Flaherty, Williams, Malloy, Marino and Ms. Nakazawa include 40,981; 7,363; 32,099; 6,223; 26,991 and 1,170 shares of our Class A Common Stock, respectively, held for their beneficial interest by the Telos Corporation Savings Plan.Additionally, in June 2008, as a result of awards under the 2008 Omnibus Long-Term Incentive Plan, Messrs. Wood, Flaherty, Williams, Malloy, Marino and Ms. Nakazawa hold 3,762,465; 865,000; 1,075,000; 500,000; 900,000 and 700,250 shares of our restricted Class A Common Stock, respectively, that are included in their respective stock holdings.
(B)	These holdings are comprised of restricted Class A Common Stock granted in September 2008 under the 2008 Omnibus Long-Term Incentive Plan.
(C)	Mr. Borland holds options to acquire 20,000 shares of our Class A Common Stock, which are exercisable within 60 days of September 30, 2010.
(D)	These holdings are comprised of restricted Class A Common Stock granted in December 2009 under the 2008 Omnibus Long-Term Incentive Plan.
(E)	The common stock holdings of our executive officers and directors as a group include 100,220 shares of our Class A Common Stock held directly; 182,758 shares of our Class A Common Stock held for their beneficial interest by the Telos Corporation Savings Plan, and 9,906,065 shares of restricted Class A Common Stock issued under the 2008 Omnibus Long-Term Incentive Plan.
(F)	Value Partners, Ltd. (“VP”), Ewing & Partners (“E&P”), and Timothy G. Ewing filed a joint Schedule 13D/A (Amendment No. 11) on June 6, 2005, indicating that VP has the sole power to vote or direct the vote and the sole power to dispose and to direct the disposition of, and E&P and Timothy G. Ewing may be deemed to have the shared power to vote or direct the vote and the shared power to dispose and to direct the disposition, of 501,317 shares.
(G)	Wynnefield Partners Small Cap Value, L.P., (“WPSCV”), Wynnefield Partners Small Cap Value L.P. I (“WPSCVI”), Channel Partnership II, L.P. (“CP”), Wynnefield Small Cap Value Offshore Fund, Ltd. (“WSCVOF”), Wynnefield Capital Management, LLC (“WCM”), Wynnefield Capital, Inc. (“WCI”), Mr. Nelson Obus and Mr. Joshua H. Landes filed a joint Schedule 13D/A (Amendment No. 3) on April 1, 2005 indicating that WCM is the sole general partner of WPSCV and WPSCVI and has the sole power to direct the voting and disposition of the shares beneficially owned by WPSCV and WPSCVI. Messrs. Obus and Landes are the co-managing members of WCM, and each shares with the other the power to direct the voting and disposition of the shares that WCM may be deemed to beneficially own. WCI is the sole investment manager of WSCVOF and has the sole power to direct the voting and disposition of the shares that WSCVOF beneficially owns. Messrs. Obus and Landes are executive officers of WCI and each shares with the other the power to direct the voting and disposition of the shares that WCI may be deemed to beneficially own. Mr. Obus is the general partner of CP and has the sole power to direct the voting and disposition of the shares beneficially owned by CP. WPSCV has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 131,800 shares. WSCVOF has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 85,400 shares. WPSCVI has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 142,800 shares. CP has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 13,500 shares. Mr. Obus has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 13,500 shares, and shared power to vote or direct the vote and the shared power to dispose or direct the disposition of 360,000 shares. Mr. Landes has shared power to vote or direct the vote and the shared power to dispose or direct the disposition of 360,000 shares. WCM has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 274,600 shares. WCI has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 85,400 shares.
(H)	Athena Capital Management, Inc. (“ACM”), Minerva Group, LP (“MG”), and Mr. David Cohen filed a joint Schedule 13G/A (Amendment No. 4) on February 3, 2010 indicating that ACM has the shared power to vote or to direct the vote and the shared power to dispose or to direct the disposition of 110,146 shares; MG has the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 45,143 shares, and Mr. Cohen has the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 7,433 shares.
(I)	Victor Morgenstern (“VM”), Faye Morgenstern (“FM”), Judd Morgenstern (“JM”), Jennifer Morgenstern Irrevocable Trust (“Jennifer Trust”), Robyn Morgenstern Irrevocable Trust (“Robyn Trust”), and Judd Morgenstern Irrevocable Trust (“Judd Trust”), filed a joint Schedule 13D/A (Amendment No. 1) on March 10, 2009 indicating that VM has the sole power to vote or direct the vote and sole power to dispose or direct the disposition of 50,000 shares, and shared power to dispose or direct the disposition of 132,000 shares; FM has the sole power to vote or direct the vote of 17,000 shares and shared power to dispose or direct the disposition of 92,000 shares; JM has the sole power to vote or direct the vote of 40,000 shares and shared power to dispose or direct the disposition of 115,000 shares; Jennifer Trust has the sole power to vote or direct the vote of 25,000 shares and shared power to dispose or direct the disposition of 25,000 shares; Robyn Trust has the sole power to vote or direct the vote of 25,000 shares and shared power to dispose or direct the disposition of 25,000 shares; and Judd Trust has the sole power to vote or direct the vote of 25,000 shares and shared power to dispose or direct the disposition of 25,000 shares.
(J)	Costa Brava Partnership III, LP (“CBP”), Roark, Rearden & Hamot, LLC (“RRH”), White Bay Capital Management, LLC (“WBCM”), Mr. Seth W. Hamot and Mr. Andrew R. Siegel filed a joint Schedule 13D/A (Amendment No. 26) on February 20, 2008 indicating that CBP has the sole power to vote or to direct the vote and to dispose or direct the disposition of 506,811 shares; each of RRH, WBCM and Mr. Hamot has the shared power to vote or to direct the vote and dispose or direct the disposition of 506,811 shares; Mr. Siegel has the sole power to vote or direct the vote and to dispose or direct the disposition of 14,476 shares, and the shared power to vote and dispose or direct the vote or disposition of 506,811 shares.
(K)	According to its Schedule 13G/A (Amendment No. 3) filed on September 21, 2010, Brown Advisory Holdings Incorporated (“BAHI”) indicated that BAHI has shared power to dispose or direct the disposition of 592,223 shares and that such shares are owned by the clients of NSB Advisors LLC, who have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

Section 16(a) Beneficial Ownership Reporting Compliance

Information concerning Section 16(a) beneficial ownership reporting compliance for the Company’s directors, executive officers and persons who own more than 10 percent of the Company’s Common Stock is set forth in the subsection entitled “Section 16(a) Beneficial Ownership Reporting Compliance” of Item 10, page 65, of the Company’s 2009 Form 10-K, which information is incorporated by reference into this Proxy Statement.

Biographical Information Concerning the Company’s Executive Officers

Biographical information concerning the Company’s current executive officers is set forth under Item 10, Directors, Executive Officers and Corporate Governance, beginning on page 63 of the Company’s 2009 Form 10-K, which is incorporated by reference into this Proxy Statement.

Corporate Governance

Information concerning director independence, board meeting and annual meeting attendance, and board committee information is set forth under Item 10, Directors, Executive Officers and Corporate Governance, beginning on page 62 of the Company’s 2009 Form 10-K, which is incorporated by reference into this Proxy Statement. Information concerning the Company’s Proxy Board is set forth under Item 11, Executive Compensation, beginning on page 65 of the Company’s 2009 Form 10-K.

John B. Wood is both the Chairman of the Board of Directors and the Chief Executive Officer of the Company. The Company’s policy as to whether the roles of the Chairman and the Chief Executive Officer should be separate is to adopt the practice that best serves the Company’s needs at any particular time. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure and is in the best interests of the Company’s stockholders because of Mr. Wood’s long tenure with the Company, including as the Chief Executive Officer, and his broad knowledge and experience with the Company’s shareholders, partners, and vendors. The Board of Directors may decide to separate or combine the roles of Chairman and Chief Executive Officer, if appropriate, at any time in the future.

We operate under a Proxy Agreement which governs the relationship between the Company and the foreign stockholders that, directly and indirectly, own a majority stake in the Company. Pursuant to such Proxy Agreement, a Proxy Board has been established which consists of independent Board members Harris, Mahan, and Tuttle.Under the Proxy Agreement, the Proxy Board has the authority to vote 15,801,802 shares of Class A Common Stock at the Annual Meeting.

We have adopted a Code of Ethics applicable to all of our employees, including the Chief Executive Officer, the Chief Financial Officer, and the Controller, which is available on our website at www.telos.com. In the event that we amend our Code of Ethics or grant a waiver from our restrictions to the Chief Executive Officer, the Chief Financial Officer, or the Controller, we intend to provide timely notice of such amendment or waiver on our website.

Independence of Directors

The Company has adopted director independence standards which are summarized below. The Company’s director independence standards are based upon NASDAQ Listing Rule 5605. Pursuant to NASDAQ Listing Rule 5605(b)(1), a majority of directors of the Board will be independent. Pursuant to NASDAQ Listing Rule 5605(a)(2), a director will not be independent if,

(A) At any time during the past three years he was employed by the Company;

(B) He accepted, or has a family member who accepted, any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(C) He is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(D) He is, or has a family member who is, a partner in, or a controlling shareholder or executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs.

(E) He is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity.

(F) He is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Pursuant to the independence standards set forth above, the Board has determined that the following directors and nominees meet the Company’s independence standards and therefore are independent: Bernard C. Bailey, David Borland, William M. Dvoranchik, Bruce R. Harris, Charles S. Mahan, John W. Maluda, and Jerry O. Tuttle. Based on these standards, the Board determined that the following directors are not independent: Robert J. Marino, and John B. Wood. Additionally, due to conflicts of interest, both Seth W. Hamot and Andrew R. Siegel were determined not to be independent. In determining the independence of General Maluda, the Board of Directors considered the consulting arrangement between the Corporation and General Maluda that the Board approved on September 30, 2010. General Maluda is entitled to annual consulting fees in the amount of $120,000 beginning October 1, 2010. The Board of Directors believes that this consulting arrangement will not interfere with General Maluda’s exercise of independent judgment in carrying out his responsibilities as a director.

Role in Risk Oversight

As part of its general responsibility to manage the Company’s business, the Board of Directors has oversight responsibility with respect to risk management. The Board of Directors has delegated primary responsibility for risk oversight and the monitoring of the Company’s significant areas of risk to the Audit Committee. In accordance with its charter, the Audit Committee discusses with management the Company’s major policies with respect to risk assessment and risk management. The Audit Committee regularly reports the results of these discussions to the Board of Directors.

Meetings of the Board of Directors and Committees of the Board of Directors

During the fiscal year ended December 31, 2009, the Board of Directors held six meetings. Each director attended over 75 percent of the aggregate number of meetings of the Board and the committees of the Board on which he served.

The Company encourages all directors to attend annual meetings of stockholders. Ten directors, namely Messrs. Bailey, Borland, Dvoranchik, Hamot, Harris, Mahan, Marino, Siegel, Tuttle, and Wood, attended the Company’s annual meeting of stockholders in 2009.

The Company has standing Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees.

Audit Committee

The Audit Committee was established to assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent registered public accounting firm. As of September 30, 2010, the Audit Committee consists of directors Bailey (chairman), Dvoranchik, and Mahan. In 2009, the Audit Committee met eight times. The Board of Directors has adopted an Audit Committee charter which is available on the Company’s website at www.telos.com. The Board has determined that Mr. Bailey is an “audit committee financial expert” as defined by rules adopted by the SEC and is independent.

Management Development and Compensation Committee (“Compensation Committee”)

The Management Development and Compensation Committee was established for the purpose of reviewing, determining and approving all forms of compensation to be provided to the Company’s executive officers and directors, and any stock compensation to be provided to all employees. The Compensation Committee is comprised of directors Borland, Dvoranchik (chairman), and Harris. The Management Development and Compensation Committee met seven times during the year 2009. The Board of Directors has adopted a Compensation Committee charter which is available on the Company’s website at www.telos.com.

Nominating and Corporate Governance Committee (“Nominating Committee”)

The Nominating and Corporate Governance Committee was established to make recommendations regarding Board nominations and to monitor the implementation of corporate governance rules and regulations. The Nominating Committee consists of directors Borland (chairman), Marino (ex officio), Tuttle, and Wood. In 2009, the Nominating Committee met twice. The Board of Directors has adopted a Nominating Committee charter which is available on the Company’s website at www.telos.com.

Board of Directors Nomination Process

Board members are nominated pursuant to the following policy: The Nominating and Corporate Governance Committee identifies potential candidates for first-time nomination as a director by using a variety of sources such as recommendations from the Company’s management, current Board members, stockholders, and contacts in organizations served by the Company. Stockholders may nominate potential candidates by following the procedure set forth in the Company’s Bylaws. This process provides that, in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to the Company’s secretary at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Nominating Committee will consider any director nominees submitted by stockholders in accordance with these procedures.

The Nominating Committee then conducts an initial review of the potential candidate’s background, including whether he/she meets the minimum qualifications for Board members; whether the individual would be considered independent under NASDAQ and SEC rules; and whether the individual would meet any additional requirements imposed by law or regulation on members of the Audit and/or Compensation Committees of the Board. Among the requirements potential candidates should meet are the following: U.S. citizenship; eligibility for security clearance at top secret level; 10 years of corporate or related business experience, preferably having served on corporate Boards or committees; and familiarity with government contracts, the defense industry, and information technology and security. The evaluation process of a potential candidate’s background will not be treated differently whether or not he/she was nominated by a stockholder, except for nominations received from holders of Public Preferred Stock which are not subject to the Company’s nomination process.

If the initial candidate review is satisfactory, the Nominating Committee will arrange an introductory meeting with the candidate and the committee’s chairman or the Company’s CEO or with other directors to determine the potential candidate’s interest in serving on the Board. If the candidate is interested in serving on the Board and the Nominating Committee recommends further consideration, a comprehensive interview conducted by the Nominating Committee, the CEO, other members of the Board, and in some cases, key Company executives, follows. Upon successful conclusion of the review process, the Nominating Committee will present the candidate’s name to the Board of Directors for nomination as a director and inclusion in the Company’s Proxy Statement.

Stockholder Communications with Board of Directors

Stockholders wishing to communicate with the Board of Directors should contact the office of the Corporate Secretary who will forward such communication to the appropriate committee of the Board of Directors. There have been no changes in the procedures by which shareholders may recommend nominees to the Company’s board of directors.

Compensation of Executive Officers and Directors

Information concerning executive officer and director compensation is set forth under Item 11, Executive Compensation, of the Company’s 2009 Form 10-K, beginning on page 65, and is incorporated into this Proxy Statement by reference thereto.

Certain Relationships and Related Party Transactions

Information concerning certain relationships and related party transactions is set forth under Item 13, Certain Relationships and Related Transactions, and Director Independence, of the Company’s 2009 Form 10-K, beginning on page 76, and is incorporated into this Proxy Statement by reference thereto.

Effective October 24, 2007, the Company adopted a Related Persons Transaction Policy which is attached hereto as Exhibit I.

Legal Proceedings With 10% Beneficial Owner of the Company’s Stock

Costa Brava Partnership III, L.P.

Information concerning the Company’s legal proceedings with Costa Brava is set forth in Note 14, Contingencies, Legal Proceedings — Costa Brava Partnership III, L.P. et al. v. Telos Corporation, et al., beginning on page 52, of the Company’s 2009 Form 10-K, which information is incorporated into this Proxy Statement by reference thereto.

As previously reported, on April 8, 2009, the Appellants filed a Petition for Writ of Certiorari to Court of Special Appeals with the Court of Appeals of Maryland. On June 12, 2009, the Court of Appeals of Maryland denied the Petition for Writ of Certiorari, stating that “there has been no showing that review by certiorari is desirable and in the public interest.” The oral arguments were held before the Maryland Court of Special Appeals on May 3, 2010. The court has yet to render a decision on the matter.

At this stage of the appeal process, it is impossible to reasonably determine the degree of probability related to Plaintiffs’ (Appellants’) success in any of their assertions. Although there can be no assurance as to the ultimate outcome of this appeal process, the Company and its officers and directors strenuously deny Plaintiffs’ claims, will continue to vigorously defend the matter, and oppose the relief sought.

Hamot et al. v. Telos Corporation

Information concerning the Company’s legal proceedings with Messrs. Seth W. Hamot and Andrew Siegel is set forth in Note 14, Contingencies, Legal Proceedings — Hamot et al. v. Telos Corporation, beginning on page 54, of the Company’s 2009 Form 10-K, which information is incorporated into this Proxy Statement by reference thereto.

As previously reported, on April 12, 2010, the Class D Directors filed a Motion for the Advancement of Legal Fees and Expenses. A hearing on this matter was held before Judge Michel Pierson on August 17, 2010, and a ruling is pending.

At this stage of the litigation and appeal process, it is impossible to reasonably determine the degree of probability related to the Class D Directors’ success in any of their assertions. Although there can be no assurance as to the ultimate outcome of these proceedings, the Company and its officers and directors strenuously deny the Class D Directors’ claims, and will vigorously defend the matter, and continue to oppose the relief sought.

Andrew Siegel v. Telos Corporation, et al.

As previously reported, on June 30, 2010, Mr. Andrew Siegel filed a Complaint against Telos Corporation, Doe I-XX, and Roe Corporation I-XX in the U.S District Court for the Eastern District of Virginia, Alexandria Division. On August 19, 2010, Mr. Siegel filed a Notice of Voluntary Dismissal of his Complaint.

REPORT OF THE AUDIT COMMITTEE

Information concerning the report of the Audit Committee report is set forth under Item 10, Audit Committee, beginning on page 62 of the Company’s 2009 Form 10-K, which is incorporated into this Proxy Statement by reference thereto.

Independent Registered Public Accounting Firm

The Audit Committee selected BDO USA, LLP (previously known as BDO Seidman, LLP) to serve as the Company’s independent registered public accounting firm for the 2009 fiscal year. BDO has also been selected to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year. Information concerning the Company’s relationship with BDO is set forth under Item 14, Principal Accountant Fees and Services, beginning on page 78 of the Company’s 2009 Form 10-K, which is incorporated into this Proxy Statement by reference thereto.

The Company does not expect representatives of BDO USA, LLP to attend the Annual Meeting and, as a result, they will not have an opportunity to make a statement or respond to questions.

The Board of Directors of Telos recommends that the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year be ratified by the holders of the Common Stock.

Stockholder Proposals for the 2011 Annual Meeting

Stockholders who wish to have proposals for the Company’s 2011 Annual Meeting included in the proxy materials for such meeting must submit these proposals to the Company on or prior to June 17, 2011. All other proposals must be submitted in accordance with the process set forth in the Company’s Bylaws, which provide that, in order for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to the Company’s secretary at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Other Matters

Neither the Board of Directors nor management intends to bring any matter for action at the Annual Meeting of Stockholders other than those matters described above. If any other matter or any proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

Incorporation by Reference

We have elected to “incorporate by reference” certain information into this Proxy Statement. By incorporating by reference, we can disclose important information to you by referring you to another document that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for information incorporated by reference that is superseded by information contained in this Proxy Statement. This Proxy Statement incorporates by reference information from the following sections of the Company’s 2009 Form 10-K: Items 3, 10, 11, 13, and 14, as well as Item 8, Consolidated Financial Statements and Supplementary Data — Note 14, Contingencies. A copy of the Company’s 2009 Form 10-K has been mailed to you along with this Proxy Statement.

Exhibit I

TELOS CORPORATION
POLICY WITH RESPECT TO RELATED PERSON TRANSACTIONS

I. Purpose

This Related Person Transaction Policy was adopted by the Board of Directors of Telos Corporation (the “Company”) to ensure the timely identification, review, approval and ratification of transactions with related persons and to assist the Company in the timely disclosure of such transactions in the Company’s filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations.

This policy is intended to supersede other policies of the Company such as the Code of Conduct and the Corporate Governance Principles that may be applicable to transactions with related persons.

II. Definitions

For purposes of this policy, the following definitions apply:

“Related Person Transaction” means any transaction or series of transactions in which (i) the Company or a subsidiary is a participant, (ii) the aggregate amount involved exceeds $120,000 and (iii) any “Related Person” has a direct or indirect material interest.

“Related Person” means:

•	Any director or executive officer of the Company;
•	Any immediate family member of a director or executive officer of the Company;
•	Any nominee for director and the immediate family members of such nominee;
•	A 5% beneficial owner of the Company’s voting securities or any immediate family member of such owner; and
•	Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

“Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law of a person, and any person (other than a tenant or employee) sharing the household of such person.

III. Review/Report

Related Person Transactions shall be reviewed by the Board of Directors acting through the Audit Committee at regularly scheduled committee meetings, except that the Chairman of the Audit Committee may call a special committee meeting to review a proposed Related Person Transaction. That transaction is subject to the approval and/or ratification of the full Board of Directors. If the proposed Related Person Transaction involves a director, then that director may participate in the deliberations pursuant to the last paragraph of this policy below, but may not vote with respect to such approval or ratification.

Each individual executive officer and director shall be responsible for reporting any potential Related Person Transaction to the General Counsel and/or the Audit Committee. The Company shall take such steps as it deems reasonable and appropriate to inform such executive officers and directors about this Related Person Transactions policy, which shall include:

•	Distributing (as soon as reasonably practicable following the completion of each fiscal year) a formal questionnaire to all executive officers and directors requiring these persons to evaluate and disclose whether or not during the preceding fiscal year they were involved in, or aware of, any Related Person Transaction;
•	Posting this policy on the Company website and including it in the Company’s 2009 proxy statement;

•	Periodically distributing this policy to the Company’s executive officers and directors; and
•	Periodically making internal inquiries regarding Company relationships with known entities that qualify as Related Persons.

Whether the Related Person’s interest in a proposed transaction is material or not will depend on all facts and circumstances, including whether a reasonable investor would consider the person’s interest in the transaction important, together with all other available information, in deciding whether to buy, sell or hold the Company’s securities. In preparing the Company’s SEC filings and in determining whether a transaction is subject to this policy, the Company’s General Counsel is entitled to make the determinations of whether a particular relationship constitutes a material interest by a Related Person. In administering this policy, the Audit Committee shall be entitled (but not required) to rely upon such determinations of materiality by the Company’s General Counsel.

In reviewing a proposed Related Person Transaction, the Committee shall consider all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. The Audit Committee shall forward to the full Board of Directors its recommendations in regards to any Related Person Transaction involving a director or an executive officer of the Company, for final determination.